FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED MARCH 31, 2020 TO THE SUMMARY PROSPECTUSES AND PROSPECTUS FOR THE GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND, GRANDEUR PEAK GLOBAL MICRO CAP FUND, GRANDEUR PEAK GLOBAL OPPORTUNITIES FUND, GRANDEUR PEAK GLOBAL REACH FUND AND GRANDEUR PEAK INTERNATIONAL OPPORTUNITIES FUND (EACH A “FUND,” AND TOGETHER, THE “GRANDEUR PEAK FUNDS”) DATED AUGUST 31, 2019

Effective April 1, 2020, the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak International Opportunities Fund will reopen to all shareholders.

Also, effective April 1, 2020, the Grandeur Peak Global Micro Cap Fund will reopen to all shareholders who purchase directly from Grandeur Peak Funds. The Fund remains open through financial intermediaries to shareholders who currently hold a position in the Fund. Financial advisors with clients in the Fund are able to invest in the Fund for both existing as well as new clients. The Fund also remains open to all participants of retirement plans currently holding a position in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE